UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ABEONA THERAPEUTICS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ABEONA THERAPEUTICS INC.

6555 Carnegie Ave., 4th Floor

Cleveland, OH 44103

646-813-4701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on Friday, December 20, 2024

PLEASE TAKE NOTICE that the 2024 Special Meeting of Stockholders (the “Special Meeting”) of Abeona Therapeutics Inc. (the “Company”) will be held virtually over the Internet on Friday, December 20, 2024, at 9:00 a.m. Eastern Time, for the purpose of approving an increase in the number of shares of Common Stock reserved for issuance under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan from 3,200,000 to 8,400,000 shares of Common Stock.

In addition to the foregoing, the Special Meeting will include the transaction of such other business as may properly come before the Special Meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof. The Board of Directors has fixed the close of business on November 7, 2024 (the “Record Date”), as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at our offices during normal business hours, during the 10 days prior to the Special Meeting as well as during the Special Meeting at www.virtualshareholdermeeting.com/ABEO2024SM.

Information relating to the proposals described above is set forth in the accompanying proxy statement. Please carefully review the proxy statement. This Proxy Statement is available at www.proxyvote.com.

Stockholders are invited to attend the Special Meeting to be held virtually over the Internet on Friday, December 20, 2024 at 9 a.m. Eastern Time. YOUR VOTE IS IMPORTANT. If you do not expect to virtually attend the Special Meeting, or if you do plan to virtually attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies will also be accepted as follows: (1) via the Internet by accessing www.proxyvote.com and following the on-screen instructions or scanning the QR code on the proxy card with your smartphone; (2) by calling toll-free at 1-800-690-6903 from any touch-tone telephone and following the instructions; (3) by signing, dating and returning your proxy card in the prepaid enclosed envelope and (4) by attending the virtual Special Meeting at www.virtualshareholdermeeting.com/ABEO2024SM. You should have your proxy card available in front of you when you log onto the Internet or call. You can vote online or by phone until 11:59 p.m. Eastern Time the day before the Special Meeting.

By Order of the Board of Directors,

/s/ Vishwas Seshadri
Vishwas Seshadri
President & Chief Executive Officer

Cleveland, OH

November 12, 2024

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TABLE OF CONTENTS

Page Number
Notice of Special Meeting of Stockholders	-i-
Proxy Statement Summary	1
Compensation of Directors	4
Security Ownership of Certain Beneficial Owners and Management	6
Executive Compensation	9
Proposal to Be Voted Upon	16
Proposal 1 – Approval of an Increase in the Number of Shares of Common Stock Reserved for Issuance Under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan	16
Proposal 2 – Approval of Possible Adjournment of the Special Meeting	29
Other Matters	30
Appendix A – Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan	A-1

- ii -

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Special Meeting of Stockholders

Date:	December 20, 2024

Time:	9:00a.m. Eastern Time

Location:	Online only at www.virtualshareholdermeeting.com/ABEO2024SM. Stockholders will not be able to attend the Special Meeting in person.

Record Date:	November 7, 2024

Voting:	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote.

Proposals and Voting Recommendations

Proposal No.	Proposal	Board Recommendation

1	To approve an increase in the number of shares of Common Stock reserved for issuance under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan from 3,200,000 to 8,400,000 shares of Common Stock	FOR

2	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1	FOR

Voting Methods

You can vote in one of four ways:

●	Visit www.proxyvote.com to vote VIA THE INTERNET

●	Call toll-free at 1-800-690-6903 and follow the instructions to vote VIA TELEPHONE

●	Sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL

●	Attend the meeting to vote VIA THE INTERNET

1

ABEONA THERAPEUTICS INC.

6555 Carnegie Ave., 4th Floor

Cleveland, OH 44103

(646) 813-4701

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Friday, December 20, 2024

This proxy statement is furnished by Abeona Therapeutics Inc., a Delaware corporation (“we,” “us,” “Abeona” or the “Company”), to holders of its common stock, par value $0.01 per share (“Common Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”), and at any and all adjournments or postponements thereof. This proxy statement and the accompanying form of proxy is first being sent to holders of Common Stock on or about November 13, 2024. Our mailing address and the location of our principal executive offices is 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103. Our telephone number is (646) 813-4701. The purposes of the Special Meeting are set forth in the Notice of Special Meeting of Stockholders (the “Notice of Special Meeting”), which accompanies this Proxy Statement.

We have adopted a virtual format for our Special Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the virtual Special Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting, including the ability to vote. Detailed instructions on how to vote and submit your questions at the Special Meeting may be found online at www.virtualshareholdermeeting.com/ABEO2024SM.

All shares of Common Stock represented by properly executed proxies or voting instruction forms will be voted at the Special Meeting in accordance with the directions marked on the proxies or voting instruction forms, unless such proxies or voting instruction forms have previously been revoked. If no directions are indicated on such proxies or voting instruction forms, they will be voted FOR Proposal 1 – to approve an increase in the number of shares of Common Stock reserved for issuance under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan from 3,200,000 to 8,400,000 shares of Common Stock.

If any other matters are properly presented at the Special Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company not later than the day prior to the Special Meeting), or, if a stockholder is virtually present at the Special Meeting, he or she may elect to revoke his or her proxy and request the right to vote his or her shares of Common Stock personally.

If your shares of Common Stock are registered directly in your name with our transfer agent, Odyssey Transfer and Trust Company, you are considered a “stockholder of record” or a “registered stockholder” of those shares of Common Stock. You should follow the instructions on the Notice of Special Meeting to ensure that your vote is counted. Alternatively, you may attend virtually and vote at the Special Meeting.

If your shares are held in an account at a bank, brokerage firm, or other similar organization (which we refer to as a “broker”), then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account. As a beneficial owner, you will have to direct your broker on how to vote the shares held in your account in accordance with your broker’s requirements.

At the close of business on November 7, 2024, the record date for the Special Meeting (the “Record Date”), the number of issued and outstanding shares of our Common Stock entitled to vote was 43,593,484. Each share of Common Stock entitles its holder to one vote with respect to all matters submitted to stockholders for a vote at the Special Meeting. Because the only proposal to be voted on at the special meeting is expected to be treated as a “non-routine” matter, banks, brokers and other nominees will not have authority to vote on the proposal unless instructed, so we do not expect there to be any broker non-votes at the special meeting.

2

A complete list of Company stockholders entitled to vote at the Special Meeting will be available at our principal executive offices during normal business hours, at least 10 days prior to the Special Meeting and during the Special Meeting at www.virtualshareholdermeeting.com/ABEO2024SM. According to the Company’s amended and restated bylaws (the “Bylaws”), the presence, through virtual attendance or by proxy, of the holders of one-third of the shares of Common Stock outstanding and entitled to vote constitutes a quorum for the conduct of business at the Special Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present.

Proposals 1 and 2 will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock present through virtual attendance or by proxy at the Special Meeting and entitled to vote on the respective Proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” each of Proposals 1 and 2.

The Board is not aware of any matters that will be brought before the Special Meeting other than those matters specifically set forth in the Notice of Special Meeting. However, if any other matter properly comes before the Special Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to make available the Notice of Special Meeting, this proxy statement, the accompanying form of proxy to beneficial owners and will reimburse them for their expenses in forwarding these materials. We expect to solicit proxies primarily by mail, but our directors, officers and employees may also solicit in person, by telephone or email, on behalf of the Board without additional compensation.

Stockholders of record as of the Record Date can attend the Special Meeting online by logging onto our virtual forum at www.virtualshareholdermeeting.com/ABEO2024SM and following the instructions provided on their proxy card, vote instruction card or “Important Notice Regarding the Availability of Proxy Materials.” To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card, voter instruction card or “Important Notice Regarding the Availability of Proxy Materials.” If you do not have this control number at the time of the Special Meeting, you will still be able to attend virtually, but you will not be able to vote or ask questions.

The virtual Special Meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual Special Meeting. Attendees should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the virtual Special Meeting.

3

Compensation of Directors

Compensation for Board Service in 2023. Each director who is not also an Abeona employee is entitled to receive an annual board fee and an annual committee fee for their service on each Board committee. These fees are paid in cash quarterly. In addition, we reimburse each director, whether an employee or not, for the expense of attending Board and committee meetings. There were no additional fees paid for service as a chairperson of a Board committee, with the exception of the Chairman of the Board who receives an additional $30,000 per year for serving as Chairman. During 2023, the annual board fee was $50,000 and the annual committee fee was $7,500 per committee served.

In addition, incumbent non-employee directors were each granted equity awards valued at $271,143 for service on the Board in 2023 consisting of restricted stock. All equity awards were granted on a different date than any equity awards to executive officers. These equity awards vest one year after the date of grant.

Director Compensation Table – 2023

The table below represents the compensation paid to each of our directors who served on the Board during the year ended December 31, 2023, other than Dr. Seshadri, whose compensation as our President and Chief Executive Officer is set forth under “Executive Compensation — Summary Compensation Table” below:

	Fees
	Earned or		All
	Paid	Stock	Other
	in Cash	Awards	Compensation	Total
Name	($)(1)	($)(2) (3)	($)	($)
Leila Alland, M.D.	65,000	271,143	-	336,143
Mark J. Alvino	65,000	271,143	-	336,143
Michael Amoroso	80,000	271,143	-	351,143
Faith L. Charles	65,000	271,143	-	336,143
Paul Mann (4)	28,750	-	14,344	43,094
Christine Silverstein	53,750	271,143	-	324,893
Todd Wider, M.D. (5)	28,750	-	14,344	43,094
Donald A. Wuchterl	59,375	271,143	-	330,518

(1)	Amounts shown reflect the annual board fee and annual committee fee(s) earned in 2023.

(2)	Represents the aggregate grant date fair value of 58,689 shares of Common Stock on June 14, 2023, the date the restricted stock awards were granted ($4.62 per share) as reported on Nasdaq, computed in accordance with ASC 718. Our assumptions in determining fair value are described in Note 10 of Notes to Consolidated Financial Statements in Part II, Item 8 of the Annual Report. Amounts shown do not reflect the compensation actually received by the directors.

(3)	The aggregate number of stock awards outstanding for each continuing director as of December 31, 2023 is 58,689.

(4)	Mr. Mann ceased serving on the Board as of May 17, 2023. His fees earned reflect the partial year of service and he also received a one-time payment representing the cash value of his unvested equity on the termination date in exchange for a release of claims in connection with his termination.

(5)	Dr. Wider ceased serving on the Board as of May 17, 2023. His fees earned reflect the partial year of service and he also received a one-time payment representing the cash value of his unvested equity on the termination date in exchange for a release of claims in connection with his termination.

4

Certain Relationships and Related Transactions

On occasion we may engage in certain related party transactions. Pursuant to our Audit Committee charter, our policy is that all related party transactions are reviewed and approved by the Audit Committee. There were no related party transactions in 2023.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2023, information about shares of Common Stock outstanding and available for issuance under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2023 Equity Incentive Plan(2)	—	—	156,591
2015 Equity Incentive Plan(3)	179,001	$38.58	—
Equity compensation plans not approved by security holders(4)	—	—	859,400
Total	179,001	$38.58	1,015,991

(1)	A total of 1,684,009, 632,410 and 131,750 unvested restricted shares of Common Stock under the 2023 Equity Incentive Plan, 2015 Equity Incentive Plan and 2023 Employment Inducement Equity Incentive Plan, respectively, were excluded from column (a) as those shares are considered issued at the time of grant. Unvested restricted shares were also excluded from column (c) as they are no longer available for future issuance.
(2)	As described in “Proposal 1: Approval of an Increase in the Number of Shares of Common Stock Reserved for Issuance Under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan” we are seeking stockholder approval of an increase the share reserve under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan by 5,200,000 shares, from 3,200,000 to 8,400,000 shares, at the Special Meeting.
(3)	No further grants may be made under the 2015 Equity Incentive Plan.
(4)	On September 23, 2023, the Company adopted the 2023 Employment Inducement Equity Incentive Plan to provide the Company with an ability to grant equity incentive compensation as a material inducement for certain individuals to commence employment with the Company within the meaning of Nasdaq Stock Market Rule 5635(c)(4) and, subject to the adjustment provisions of the 2023 Employment Inducement Equity Incentive Plan, reserved 1,000,000 shares of Common Stock for issuance pursuant to equity awards granted under the 2023 Employment Inducement Equity Incentive Plan.

5

Security Ownership of Certain Beneficial Owners and Management

The Company has determined beneficial ownership of our Common Stock as of November 7, 2024, in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that the Company include shares of Common Stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of November 7, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Amount and Nature of
	Beneficial Ownership
	of Common	Percent of
Name and Address of Beneficial Owner	Stock (1)	Common Stock(2)
Directors and Named Executive Officers:
Leila Alland, M.D. (3)	122,192	*
Mark J. Alvino (4)	76,261	*
Michael Amoroso (5)	192,033	*
Faith L. Charles (6)	117,658	*
Christine Silverstein (7)	117,986	*
Donald A. Wuchterl (8)	118,438	*
Vishwas Seshadri (9)	927,388	2.1%
Brendan O’Malley (10)	290,080	*
Joseph Vazzano (11)	365,217	*
Bernhardt G. Zeiher(12)	11,044	*
Eric Crombez(13)	11,044	*
All Directors and Named Executive Officers as a group (consisting of 11 persons)	2,349,341	5.4%
5% Beneficial Owners:
Adage Capital Partners, L.P. (14)	4,210,429	9.7%
Nantahala Capital Management, L.P. (15)	2,499,781	5.7%
Millennium Management LLC(16)	2,301,628	5.3%
Suvretta Capital Management, LLC(17)	3,685,503	8.5%
Janus Henderson Group plc(18)	2,380,667	5.5%

*	Less than 1%

6

(1)	Includes outstanding shares of Common Stock held plus all shares of Common Stock issuable upon exercise of options, warrants and other rights exercisable within 60 days after November 7, 2024.

(2)	Based upon 43,593,484 shares of Common Stock issued and outstanding as of November 7, 2024.

(3)	Dr. Alland is known to beneficially own an aggregate of 118,265 shares of our Common Stock and presently exercisable options for the purchase of 3,927 shares pursuant to the 2015 Equity Incentive Plan.

(4)	Mr. Alvino is known to beneficially own an aggregate of 72,334 shares of our Common Stock and presently exercisable options for the purchase of 3,927 shares pursuant to the 2015 Equity Incentive Plan.

(5)	Mr. Amoroso is known to beneficially own an aggregate of 144,365 shares of our Common Stock and presently exercisable options for the purchase of 47,668 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(6)	Ms. Charles is known to beneficially own an aggregate of 113,731 shares of our Common Stock and presently exercisable options for the purchase of 3,927 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(7)	Ms. Silverstein is known to beneficially own an aggregate of 97,471 shares of our Common Stock and presently exercisable options for the purchase of 20,515 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(8)	Mr. Wuchterl is known to beneficially own an aggregate of 114,511 shares of our Common Stock and presently exercisable options for the purchase of 3,927 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(9)	Dr. Seshadri is known to beneficially own an aggregate of 903,887 shares of our Common Stock and presently exercisable options for the purchase of 23,501 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(10)	Dr. O’Malley is known to beneficially own an aggregate of 273,289 shares of our Common Stock and presently exercisable options for the purchase of 16,791 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(11)	Mr. Vazzano is known to beneficially own an aggregate of 365,217 shares of our Common Stock.

(12)	Dr. Zeiher is known to beneficially own an aggregate of 11,044 shares of our Common Stock.
(13)	Dr. Crombez is known to beneficially own an aggregate of 11,044 shares of our Common Stock.

(14)	Based on information set forth in a Schedule 13G/A filed with the SEC on June 3, 2024 by Adage Capital Management, L.P., Robert Atchinson and Phillip Gross. Adage Capital Management, L.P. (“ACM”), may be deemed to have beneficial ownership of the shares of Common Stock directly held by Adage Capital Partners, L.P. (“ACP”) as the investment manager of ACP. Robert Atchinson and Phillip Gross may be deemed to have beneficial ownership of such shares in their roles as managing director of entities affiliated with ACM. The address of each of the reporting persons above is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(15)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2024 by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Daniel Mack. Nantahala may be deemed to be the beneficial owner of 2,499,781 shares of our Common Stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Wilmot B. Harkey and Daniel Mack may be deemed to be a beneficial owner of those shares of our Common Stock. The 2,499,781 shares of our Common Stock includes 249,529 shares of our Common Stock which may be acquired by Nantahala within sixty days through the exercise of warrants. Nantahala Capital Management, LLC’s address is 130 Main St. 2nd Floor, New Canaan, CT 06840.

7

(16)	Based on information set forth in a Schedule 13G/A filed with the SEC on October 8, 2024 by Integrated Core Strategies (US) LLC, Millennium Management LLC and related entities. Integrated Core Strategies (US) LLC may be deemed to have beneficial ownership of 2,267,875 shares of our Common Stock. The shares of our Common Stock potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The address of each of the reporting persons above is 399 Park Avenue, New York, NY 10022.

(17)	Based on information set forth in a Schedule 13G filed with the SEC on May 13, 2024 by Suvretta Capital Management, LLC, Averill Master Fund, Ltd. and Aaron Cowen. Suvretta Capital Management, LLC and Aaron Cowen may be deemed to have beneficial ownership of 3,685,503 shares of our Common Stock and Averill Master Fund, Ltd. may be deemed to have beneficial ownership of 3,273,770 shares of our Common Stock. Suvretta Capital Management, LLC’s address is 540 Madison Avenue, 7th Floor, New York, NY 10022. Averill Master Fund, Ltd.’s address is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. Aaron Cowen’s address is c/o Suvretta Capital Management, LLC 540 Madison Avenue, 7th Floor, New York, NY 10022. Averill Master Fund, Ltd.’s address is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(18)

Based on information set forth in a Schedule 13G filed with the SEC on May 9, 2024 by Janus Henderson Group plc and Janus Henderson Biotech Innovation Master Fund Ltd., each of which may be deemed to have beneficial ownership of 2,380,667 shares of our Common Stock. Janus Henderson Group plc’s address is 201 Bishopsgate, EC2M 3AE, United Kingdom. Janus Henderson Biotech Innovation Master Fund Ltd.’s address is c/o Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s Common Stock.

8

Executive Compensation

The following table sets forth the aggregate compensation paid to: (i) our principal executive officer at the end of fiscal year 2023, Vishwas Seshadri and (ii) our only other executive officers other than our principal executive officer who were serving as an executive officer at the end of fiscal year 2023, Joseph Vazzano and Brendan O’Malley.

Summary Compensation Table

						Non-Equity	All
				Option	Stock	Incentive Plan	Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)(4)	($)
Vishwas Seshadri	2023	555,000	533,333	-	1,357,409	388,500	13,200	2,847,442
President and Chief Executive Officer	2022	505,000	125,250	-	478,016	378,750	12,800	1,499,816
Joseph Vazzano (5)	2023	440,000	235,333	-	571,889	232,320	13,200	1,492,742
Chief Financial Officer	2022	390,600	65,100	-	224,070	231,235	12,200	923,205
Brendan O’Malley	2023	422,000	150,000	-	366,335	217,752	13,200	1,169,287
General Counsel	2022	390,600	65,100	-	224,070	231,235	12,200	923,205

(1)	Reflects cash retention bonuses paid on June 23, 2023 and December 15, 2022. The 2023 retention bonus was to make up for the shortfall in equity that was granted as compared to the recommended market amount to be granted. The 2022 retention bonus was to retain key talent to ensure continuity and stability of operations.

(2)	Reflects aggregate grant date fair value for the fiscal years presented, computed in accordance with ASC 718, in respect of option awards and restricted stock awards, as applicable. Our assumptions in determining fair value are described in Note 10 of Notes to Consolidated Financial Statements in Part II, Item 8 of the Annual Report. Amounts shown do not reflect the compensation actually received by the named executive officers.

(3)	Amounts shown reflect target-based cash incentive bonuses earned with respect to the fiscal years presented. For Mr. Vazzano, 2022 amounts are based on his annualized base salary and prorated for time worked.

(4)	Represents employer matching contributions to the Company’s 401(k) Defined Contribution Plan.

(5)	Mr. Vazzano was appointed as our Chief Financial Officer on March 14, 2022.

9

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the aggregate number of option and stock awards held by our named executive officers (“NEOs”) as of December 31, 2023.

		Option Awards						Stock Awards
		Number of		Number of				Number of		Market Value
		Securities		Securities				Shares or		of Shares or
		Underlying		Underlying				Units		Units of
		Unexercised		Unexercised		Option		of Stock		Stock
		Options		Options		Exercise	Option	That Have		That Have
	Grant	(#)		(#)		Price	Expiration	Not Vested		Not Vested
Name	Date	Exercisable		Unexercisable		($)	Date	(#)		($)(1)
	6/5/2023	-		-		-	-	336,826	(3)	$1,687,498
	9/28/2022	-		-		-	-	116,400	(3)	$583,164
Vishwas Seshadri	10/15/2021	6,500		5,500	(2)	$22.75	10/15/2031	1,000	(3)	$5,010
	6/1/2021	10,000		6,000	(2)	$42.75	6/1/2031	4,000	(3)	$20,040
	6/5/2023	-		-		-	-	141,908	(4)	$710,959
	9/28/2022	-		-		-	-	54,563	(4)	$273,358
Joseph Vazzano	7/21/2022	-		-		-	-	9,000	(4)	$45,090
	3/14/2022	-		-		-	-	4,500	(4)	$22,545
	6/5/2023	-		-		-	-	90,902	(6)	$455,419
	9/28/2022							54,563	(6)	$273,358
	9/20/2021	6,118		4,762	(5)	$30.25	9/20/2031	2,720	(6)	$13,627
	3/1/2021	2,752		1,248	(5)	$58.50	3/1/2031	1,000	(6)	$5,010
Brendan O’Malley	5/20/2020	679		44	(5)	$28.75	3/16/2030	250	(6)	$1,253
	3/16/2020	1,198		79	(5)	$28.75	3/16/2030	-		$-
	5/31/2019	2,200	(5)	-		$28.75	5/31/2029	-		$-

(1)	Calculated based on our closing share price on December 29, 2023 of $5.01.

(2)	Dr. Seshadri’s options to purchase shares of Common Stock will vest in the following periods: 12,000 options at $22.75 per share granted on October 15, 2021 will be fully vested in October 2025 and 16,000 options granted on June 1, 2021 at $42.75 per share will be fully vested in June 2025.

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(3)	Dr. Seshadri’s restricted stock will vest in the following periods: 2,000 shares granted on October 15, 2021 will be fully vested in October 2025; 8,000 shares granted on June 1, 2021 will be fully vested in June 2025; 155,200 shares granted on September 28, 2022 will be fully vested in September 2026; and 336,826 shares granted on June 5, 2023 will be fully vested in June 2026.

(4)	Mr. Vazzano’s restricted stock will vest in the following periods: 8,000 shares granted on March 14, 2022 will be fully vested in March 2026; 12,000 shares granted on July 21, 2022 will be fully vested in July 2026; 72,750 shares granted on September 28, 2022 will be fully vested in September 2026; and 141,908 shares granted on June 5, 2023 will be fully vested in June 2026.

(5)	Dr. O’Malley’s options to purchase shares of Common Stock will vest in the following periods: 10,880 options granted on September 20, 2021 at $30.25 per share will be fully vested in September 2025; 4,000 options granted on March 1, 2021 at $58.50 per share will be fully vested in March 2025; 723 options granted on May 20, 2020 at $28.75 per share will be fully vested in March 2024; 1,277 options granted on March 16, 2020 at $28.75 per share will be fully vested in March 2024 and 2,200 options granted on May 31, 2019 at $28.75 per share were fully vested as of May 2023.

(6)	Dr. O’Malley’s restricted stock will vest in the following periods: 5,440 shares granted on September 20, 2021 will be fully vested in September 2025; 2,000 shares granted on March 1, 2021 will be fully vested in March 2025; 750 shares granted on May 20, 2020 will be fully vested in March 2024; 72,750 shares granted on September 28, 2022 will be fully vested in September 2026; and 90,902 shares granted on June 5, 2023 will be fully vested in June 2026.

Compensation Pursuant to Agreements and Plans

Employment Agreements

President and Chief Executive Officer

Dr. Seshadri entered into an employment agreement with the Company when he joined as SVP, Head of Research & Clinical Development on June 1, 2021. In his role as SVP, Head of Research & Clinical Development, Dr. Seshadri received an annual base salary of $400,000 and was eligible for an annual discretionary bonus with a target of 40% of his annual base salary. On June 1, 2021, Dr. Seshadri was granted stock options to purchase 16,000 shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on June 1, 2022 and the remaining 75% vesting in 36 equal monthly installments thereafter. On June 1, 2021, Dr. Seshadri was granted 12,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 6,000 shares vesting on June 1, 2022 and the remaining 6,000 shares vesting in three installments of 2,000 shares annually thereafter starting on June 1, 2023.

On October 15, 2021, Dr. Seshadri was appointed President, Chief Executive Officer, and Director. In his new role as President and Chief Executive Officer, Dr. Seshadri was initially entitled to receive an annual base salary of $500,000 (which has been subsequently increased as described above) and is eligible for an annual discretionary bonus with a target of 50% of his annual base salary. In connection with his appointment to President and Chief Executive Officer, Dr. Seshadri was granted 2,000 shares of restricted stock and options to purchase 12,000 shares of Common Stock. The options vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in equal annual installments over the following 36 months. Dr. Seshadri is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

Under the terms of his employment agreement dated October 6, 2021, Dr. Seshadri and the Company may each terminate Dr. Seshadri’s employment for any reason upon written notice to the other party. If Dr. Seshadri’s employment is terminated by the Company other than for Cause, or by Dr. Seshadri for Good Reason (as each term is defined in his employment agreement), Dr. Seshadri will be entitled to (i) a payment equal to the sum of his base salary plus his target annual bonus opportunity, (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date, (iii) a pro-rata bonus for the year of termination and (iv) accelerated vesting equivalent to 12 months of continued employment from the Termination Date (disregarding such termination for such purpose) with respect to all unvested equity and any other long-term incentive awards granted to Dr. Seshadri and then outstanding on the Termination Date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Dr. Seshadri’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

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If Dr. Seshadri remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

Chief Financial Officer

The Board appointed Mr. Vazzano as Chief Financial Officer effective March 14, 2022. He was entitled to an annual base salary of $360,000, and a target annual bonus opportunity equal to 40% of his base salary. On March 14, 2022, Mr. Vazzano was granted 8,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on each of March 14, 2023, March 14, 2024, March 14, 2025 and March 14, 2026. Mr. Vazzano is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

Pursuant to his employment agreement dated February 28, 2022, upon achievement of certain corporate actions effective July 2, 2022, Mr. Vazzano’s annual base salary was increased to $400,000 (which has been subsequently increased as described above), and he was granted 12,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on each of July 21, 2023, July 21, 2024, July 21, 2025 and July 21, 2026.

Under the terms of his employment agreement, Mr. Vazzano and the Company may each terminate Mr. Vazzano’s employment for any reason upon written notice to the other party. If Mr. Vazzano’s employment is terminated by the Company other than for Cause, or by Mr. Vazzano for Good Reason (as each term is defined in his employment agreement), Mr. Vazzano will be entitled to (i) a payment equal to the sum of 12 months of his annual base salary plus 12 months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date. If Mr. Vazzano’s employment is terminated by the Company other than for Cause, or by Mr. Vazzano for Good Reason (as each term is defined in his employment agreement) within 12 months following a Change of Control, Mr. Vazzano will be entitled to (i) a payment equal to the sum of 12 months of his annual base salary plus 12 months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Mr. Vazzano’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Mr. Vazzano remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

General Counsel

Dr. O’Malley joined Abeona in 2019 as Chief IP Counsel. He was entitled to an annual base salary of $321,000, effective January 1, 2021 and a target annual bonus opportunity equal to 35% of his base salary. The amount of the annual bonus actually paid depended on the extent to which the performance goals are achieved or exceeded as determined by the Board. Dr. O’Malley is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

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On September 20, 2021, Dr. O’Malley was appointed SVP, General Counsel. In this role, Dr. O’Malley received an annual base salary of $372,000 (which has been subsequently increased as described above) and was eligible for an annual discretionary bonus with a target of 40% of his annual base salary. In connection with his appointment as SVP, General Counsel, Dr. O’Malley was granted 5,440 shares of restricted stock and options to purchase 10,880 shares of Common Stock. The options vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in equal annual installments over the following 36 months.

Under the terms of his employment agreement dated September 16, 2021, Dr. O’Malley and the Company may each terminate Dr. O’Malley’s employment for any reason upon written notice to the other party. If Dr. O’Malley’s employment is terminated by the Company other than for Cause, or by Dr. O’Malley for Good Reason (as each term is defined in his employment agreement), Dr. O’Malley will be entitled to (i) a payment equal to the sum of 12 months of his annual base salary plus 12 months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date. If Dr. O’Malley’s employment is terminated by the Company other than for Cause, or by Dr. O’Malley for Good Reason (as each term is defined in his employment agreement) within 12-months following a Change of Control, Dr. O’Malley will be entitled to (i) a payment equal to the sum of 12 months of his annual base salary plus 12 months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the 12-month period following his termination date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Dr. O’Malley’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Dr. O’Malley remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

Retirement Benefits

The Company’s executives are provided usual and customary retirement benefits available to all employees, including the NEOs. These include a 401(k) plan, life insurance, accidental death and dismemberment insurance, medical and dental insurance, vision insurance, long-term disability insurance and a Company-sponsored pension plan. We provide matching contributions under our 401(k) plan to all employees, including the NEOs.

Compensation Committee Discussion on Executive Compensation

The Compensation Committee operates under a written charter adopted by the Board and is responsible for making all compensation decisions for the Company’s directors and named executive officers, including determining base salary and annual incentive compensation amounts and recommending stock option grants and other stock-based compensation under our equity incentive plans. The Compensation Committee charter can be found on our website at www.abeonatherapeutics.com under “Investors & Media—Corporate Governance—Governance Documents.”

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure, as it applies to smaller reporting companies, regarding executive “Compensation Actually Paid” (“CAP”), as calculated under applicable SEC rules, for our principal executive officer(s) (“PEO(s)”) and our other named executive officers (“non-PEO NEOs”) and certain financial performance measures for the fiscal years ended December 31, 2023, 2022 and 2021.

In determining the CAP to our PEO(s) and the CAP to our non-PEO NEOs, we are required to make various adjustments to the total compensation amounts that have been reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in the SCT. Information regarding the methodology for calculating CAP to our PEO(s) and the CAP to our non-PEO NEOs, including details regarding the amounts that were deducted from, and added to, the SCT totals to arrive at the values presented for CAP, are provided in the footnotes to the table. Note that for non-PEO NEOs, compensation is reported as an average.

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Pay Versus Performance

Year	Summary Compensation Table Total for Dr. Seshadri (1)	Summary Compensation Table Total for Mr. Amoroso (1)	Compensation Actually Paid to Dr. Seshadri (1)(2)	Compensation Actually Paid to Mr. Amoroso (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss) (in thousands)
2023	$2,847,442	—	$3,458,338	—	$1,331,015	$1,588,304	$12.76	$(54,188)
2022	$1,499,816	—	$1,304,561	—	$656,543	$513,329	$7.85	$(39,696)
2021	$1,566,475	$3,064,987	$570,644	$541,560	$1,374,544	$620,407	$21.46	$(84,936)

(1) During 2021, Mr. Amoroso served as our PEO from January 1, 2021 to October 14, 2021. Dr. Seshadri has served as our PEO since October 15, 2021.

(2) Deductions from, and additions to, total compensation as reported in the SCT by year to calculate CAP include:

							Subtract
							Value of
					Add Change	Add Change	Equity Awards
					in	in	that
				Add	Value of	Value of	Failed to
		Summary Compensation	Subtract Stock	Year-End Equity	Prior Equity	Vested Equity	Meet Vesting	Compensation Actually
		Table Total	Awards	Value	Awards	Awards	Conditions	Paid
Year	Executive(s)	($)	($)	($)	($)	($)	($)	($)
2023	Dr. Seshadri	2,847,442	(1,357,409)	1,687,498	246,521	34,285	—	3,458,338
	Other NEOs	2,662,029	(938,224)	1,166,378	253,501	32,924	—	3,176,609
2022	Dr. Seshadri	1,499,816	(478,016)	478,016	(128,280)	(66,975)	—	1,304,561
	Other NEOs	1,969,630	(565,340)	509,740	(82,571)	(31,546)	(259,927)	1,539,986
2021	Dr. Seshadri	1,566,475	(1,303,070)	307,239	—	—	—	570,644
	Mr. Amoroso	3,064,987	(2,602,910)	370,580	(237,664)	(53,434)	—	541,560
	Other NEOs	2,749,088	(1,762,934)	413,824	(156,701)	(2,462)	—	1,240,814

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Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between the average Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between the average Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

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Proposal to Be Voted Upon

PROPOSAL 1

APPROVAL OF AN Increase in the Number of Shares OF COMMON STOCK Reserved for Issuance Under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan

On November 1, 2024, the Board adopted, subject to stockholder approval, an amendment (the “Plan Amendment”) to the Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) to increase the number of shares of our Common Stock authorized for issuance thereunder from 3,200,000 to 8,400,000 shares. The Equity Incentive Plan as amended by the Plan Amendment is referred to below as the “Second Amended and Restated 2023 Equity Incentive Plan.” Other than the increase in the share reserve, no other substantive changes are contemplated to the Second Amended and Restated 2023 Equity Incentive Plan.

Why You Should Vote FOR the Amendment to the 2023 Equity Incentive Plan

Abeona’s current overhang is 8.8% which is well below industry norms of a total overhang of 22.2% at the median (50th percentile) and 25.9% at the 75th percentile. Overhang is calculated as the sum of outstanding options, unvested RSUs, and shares not subject to outstanding awards and available for issuance (together, the “Numerator”) divided by the sum of the Numerator and shares of Common Stock outstanding as of November 7, 2024.

As of December 31, 2023, we had 84 full-time employees. As of November 7, 2024 this number has grown to 127 full-time employees and is expected to significantly increase in 2025. As Abeona transitions from a research and development company to a commercial stage company, Abeona is building out its’ manufacturing and commercial infrastructure. A key component of this build out is talent retention. Equity incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to the Company’s long-term growth commercially and our ultimate financial success. The Board of Directors and management are asking our stockholders to approve the Plan Amendment to assist the Company in attracting and retaining qualified personnel. If our stockholders do not approve the Plan Amendment we will be limited in our ability to continue to issue awards in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain, due to low share reserves remaining in the 2023 Equity Incentive Plan and the dilution to our share reserve and outstanding equity awards from the increase in our stock outstanding from recent financing activities, and our employees’ motivation and incentives will be negatively affected.

Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive life sciences industry. The Company uses equity awards to increase incentives on the part of employees, non-employee directors, consultants and other key advisors who provide important services to the Company. The Board of Directors and management believes that providing an equity stake in the future success of our Company motivates these individuals to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. Accordingly, approving the Plan Amendment is in the best interest of our stockholders because equity awards help us to:

●	attract, motivate and retain talented employees and directors;

●	align employee and stockholder interests; and

●	link employee compensation with Company performance.

The Board of Directors and management strongly believe that the approval of the Plan Amendment will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees and other service providers.

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In its determination to approve the amendment to the 2023 Equity Incentive Plan, the Compensation Committee considered an analysis prepared by independent compensation consultants engaged by the Compensation Committee and management, which included an analysis of our historical share usage and other key metrics including burn rate, dilution, and overhang compared to the historical market data of 67 biotechnology companies with a market capitalization ranging from $200 million to $500 million. This dataset showed a 3-year average net burn rate of 5.4% at the median (50th percentile) and 7.1% at the 75th percentile. This same dataset also showed a total overhang of 22.2% at the median (50th percentile) and 25.9% at the 75th percentile. As it relates to our equity grant practices, we would point out:

●

Current Situation: Abeona needs the additional 5,200,000 shares of Common Stock requested in the Plan Amendment to retain and motivate the talent necessary to execute our potential commercialization of pz-cel, research and development objectives and long-term strategy. In our current cash constrained environment, there is significant risk associated with an inability to timely deliver equity compensation. As of November 7, 2024, we have only 40,473 shares of Common Stock remaining for future grant under the 2023 Equity Incentive Plan. The additional requested shares brings our overhang from 8.8% to 17.7% which is more in line with current industry levels, but still below the median of peer companies.

●

Historical Annual Share Usage: Abeona has historically granted equity in a responsible and carefully considered manner. Our 3-year average net burn rate is 4.7%. This average net burn rate is well within market norms and below the median of market data for similarly situated companies. Annual net burn rate is calculated by dividing (i) the sum of options and RSA’s granted in the applicable year (inclusive of forfeitures and cancellations) by (ii) shares of Common Stock outstanding as of fiscal year end.

●	Median (50th percentile) Overhang with Share Request: If approved, the proposal to add 5,200,000 shares of Common Stock would result in an overhang of 16.7% for the 2023 Equity Incentive Plan (this would be equal to 17.7% if we included our inducement plan which is reserved for new hires who are critical in order for us to scale up our manufacturing and commercial activities). This is consistent with historical levels and slightly below the median of market data for similarly situated companies. Overhang is calculated as the sum of outstanding options, unvested RSUs, and shares not subject to outstanding awards and available for issuance (together, the “Numerator”) divided by the sum of the Numerator and shares of Common Stock outstanding as of November 7, 2024.

Without an appropriate reserve of shares of Common Stock to grant competitive equity-based incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of employee motivation to achieve superior performance over a longer period of time. Equity-based incentives, by contrast, directly align a portion of the compensation of our service providers with the economic interests of our stockholders.

For that reason, the Company has structured the Second Amended and Restated 2023 Equity Incentive Plan to provide flexibility in designing equity incentive programs with a broad array of equity incentives, such as stock options, stock appreciation rights (“SARs”), stock awards and restricted stock units and implement competitive incentive compensation programs for its employees and non-employee directors. The Second Amended and Restated 2023 Equity Incentive Plan will continue to be the only plan under which new equity awards may be granted to our current employees and other service providers. If this Proposal 1 is not approved, then we would be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

Dilution Analysis

The table below shows our potential dilution levels based on our Common Stock outstanding as of November 7, 2024, the new shares of Common Stock requested for issuance under the Second Amended and Restated 2023 Equity Incentive Plan and our total equity awards outstanding as of September 30, 2024. The Board believes that the number of shares of Common Stock requested under the Second Amended and Restated 2023 Equity Incentive Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

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Stock Options Outstanding as of September 30, 2024	177,138
Weighted Average Exercise Price of Stock Options Outstanding as of September 30, 2024	$38.62
Weighted Average Remaining Term of Stock Options Outstanding as of September 30, 2024	6.09 years
Outstanding Full Value Awards as of September 30, 2024(1)	3,268,414
Total Equity Awards Outstanding as of September 30, 2024(2)	3,445,552
Shares of Common Stock Available for Grant under Other Plans as of September 30, 2024(3)	725,473
Shares of Common Stock Requested for the Second Amended and Restated 2023 Equity Incentive Plan	5,200,000
Total Potential Overhang under the 2023 Equity Incentive Plan(4)	9,371,025
Shares of Common Stock Outstanding as of November 7, 2024	43,593,484
Fully Diluted Shares of Common Stock(5)	52,964,509
Potential Dilution of 5,200,000 Shares of Common Stock as a Percentage of Fully Diluted Shares	9.8%

(1) “Full Value Awards” includes restricted stock awards granted under prior plans and as inducement awards that qualify for the inducement grant exception to the shareholder approval requirements of the Nasdaq Stock Market set forth in Rule 5635(c)(4) (“Inducement Awards”).

(2) “Total Equity Awards” represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of September 30, 2024.

(3) “Shares of Common Stock Available for Grant under Other Plans” represents 40,473 shares of Common Stock still available to be granted under the 2023 Incentive Plan and 685,000 shares of Common Stock available to be granted under the 2023 Employment Inducement Equity Incentive Plan.

(4) “Total Potential Overhang” includes the sum of the total number of equity awards outstanding as of September 30, 2024, the number of shares of Common Stock available for Grant under Other Plans as of September 30, 2024, and the number of shares requested for the Second Amended and Restated 2023 Equity Incentive Plan.

(5) “Fully Diluted Shares of Common Stock” reflects the sum of the total number of shares of Common Stock outstanding as of November 7, 2024, the total number of equity awards outstanding as of September 30, 2024, the number of shares of Common Stock available for Grant under Other Plans as of September 30, 2024, and the number of additional shares of Common Stock requested for grant under the Second Amended and Restated 2023 Equity Incentive Plan.

Burn Rate

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our equity award “burn rate” each year. Our annual burn rate is determined by dividing the number of shares of Common Stock subject to equity-based awards we grant in a calendar year by the weighted average number of our fully-diluted shares of Common Stock outstanding for that calendar year. The average annual burn rate for the years 2023, 2022 and 2021 was 9.0%. We anticipate that the share reserve under the Second Amended and Restated 2023 Equity Incentive Plan will enable us to fund our equity compensation program for approximately three years. While the Company believes this is a reasonable estimate of how long the share reserve would last, the actual period for which the proposed Share reserve will fund our equity compensation program may be shorter or longer than three years, depending on changes in our granting practices, stock price and headcount growth.

Highlights of the Second Amended and Restated 2023 Equity Incentive Plan

The Second Amended and Restated 2023 Equity Incentive Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the stockholders’ interests, as described below:

●	No evergreen authorization. The Second Amended and Restated 2023 Equity Incentive Plan does not contain an “evergreen” Share reserve, meaning that the Share reserve will not be increased without further stockholder approval.

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●	No liberal share recycling provisions. The Second Amended and Restated 2023 Equity Incentive Plan prohibits the re-use of shares of Common Stock withheld or delivered to satisfy the exercise price of a stock option or base price of a SAR or to satisfy tax withholding requirements associated with any award. The Second Amended and Restated 2023 Equity Incentive Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the re-use of shares of Common Stock purchased on the open market with the proceeds of option exercises.

●	Limit on awards to non-employee directors. The Second Amended and Restated 2023 Equity Incentive Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in any year to $500,000 in total value.

●	Minimum vesting requirements. The Second Amended and Restated 2023 Equity Incentive Plan requires a one-year minimum vesting schedule for awards, except that up to 5% of the shares of Common Stock reserved for issuance (subject to certain adjustments) are available for grant without regard to this requirement, and awards granted to non-employee directors on the date of an annual stockholders’ meeting satisfy this requirement if they provide for vesting at the stockholders’ meeting immediately following the grant date (but in any event not less than 50 weeks following the date of grant).

●	Ban on in-the-money stock options and SARs. The Second Amended and Restated 2023 Equity Incentive Plan prohibits the grant of stock options or stock appreciation rights with an exercise price or base price that is less than fair market value on the date of grant.

●	No repricing or grant of discounted stock options or SARs. The Second Amended and Restated 2023 Equity Incentive Plan prohibits repricing of options or SARs either by amending an existing award or substituting a new award for a cancelled award that has an exercise price or base amount less than the exercise price or base amount applicable to the original award.

●	No single-trigger acceleration. The Second Amended and Restated 2023 Equity Incentive Plan does not provide for automatic vesting acceleration of awards in connection with a change in control of the Company.

●	No dividends on unvested awards. The Second Amended and Restated 2023 Equity Incentive Plan prohibits dividends or dividend equivalents to be granted in connection with stock options or SARs and prohibits payment of dividends or dividend equivalents on unvested awards until the underlying awards have vested.

●	Subject to applicable clawback policies. Awards granted under the Second Amended and Restated 2023 Equity Incentive Plan are subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be approved or implemented by the Board or the Compensation Committee from time to time.

●	Administered by an independent committee. The Second Amended and Restated 2023 Equity Incentive Plan will be administered by an independent committee of the Board.

Summary of the Second Amended and Restated 2023 Equity Incentive Plan

The material terms of the Second Amended and Restated 2023 Equity Incentive Plan are summarized below. This summary of the Second Amended and Restated 2023 Equity Incentive Plan is not intended to be a complete description of the Second Amended and Restated 2023 Equity Incentive Plan and is qualified in its entirety by the actual text of the Second Amended and Restated 2023 Equity Incentive Plan attached hereto as Appendix A. Capitalized terms used, but not defined, in the following summary have the meaning assigned to those terms in the Second Amended and Restated 2023 Equity Incentive Plan.

Purpose

The Second Amended and Restated 2023 Equity Incentive Plan is intended to provide participants with an incentive to contribute materially to the Company’s growth by aligning the economic interests of the participants with those of the Company’s stockholders.

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Types of Awards

The Second Amended and Restated 2023 Equity Incentive Plan provides for the issuance of stock options (including incentive stock options and nonqualified stock options), SARs, stock awards, stock units, and other stock-based awards to employees, non-employee directors, and consultants of the Company or its subsidiaries.

Administration

The Second Amended and Restated 2023 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee can delegate authority to administer the Second Amended and Restated 2023 Equity Incentive Plan to one or more subcommittees of the Compensation Committee, as it determines to be appropriate. In addition, subject to compliance with applicable laws and applicable stock exchange requirements, the Compensation Committee may delegate some or all of its authority to our chief executive officer or our chief financial officer, with respect to grants of awards to employees or advisors and consultants who are not executive officers or directors subject to reporting obligations under Section 16 of the Exchange Act.

The Compensation Committee (1) determines the individuals who will receive awards under the Second Amended and Restated 2023 Equity Incentive Plan; (2) determines the type, size, terms and conditions of awards under the Second Amended and Restated 2023 Equity Incentive Plan; (3) determines when grants of awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (4) determines the amounts payable based on whether performance goals were met, with discretion to make adjustments to the amounts payable as the Compensation Committee deems appropriate and in the Company’s best interests; (5) determines when to amend previously granted awards, subject to the limitations set forth in the Second Amended and Restated 2023 Equity Incentive Plan; (6) determines the terms and guidelines that apply to individuals living outside the U.S. (if any) who receive grants under the Second Amended and Restated 2023 Equity Incentive Plan; and (7) assesses deal with any other matters arising under the Second Amended and Restated 2023 Equity Incentive Plan.

The term “Committee” in this description of the Second Amended and Restated 2023 Equity Incentive Plan will refer to the Compensation Committee, our Board, or any subcommittee, as applicable, that has authority with respect to a specific grant.

Shares Subject to the Second Amended and Restated 2023 Equity Incentive Plan

Subject to adjustment described below, our Second Amended and Restated 2023 Equity Incentive Plan authorizes the issuance or transfer of up to 8,400,000 shares of Common Stock. The Second Amended and Restated 2023 Equity Incentive Plan also provides that shares of Common Stock reserved for issuance under the Prior Plan that remain available for grant as of the Effective Date and shares of Common Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date of the Second Amended and Restated 2023 Equity Incentive Plan, expires, or is terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such shares of Common Stock will be available for new grants under the Second Amended and Restated 2023 Equity Incentive Plan. Subject to adjustment, as described below, the aggregate number of shares of Common Stock available for issuance or transfer under the Second Amended and Restated 2023 Equity Incentive Plan pursuant to incentive stock options cannot exceed 8,400,000 shares of Common Stock.

The shares of Common Stock issuable under the Second Amended and Restated 2023 Equity Incentive Plan may be drawn from shares of Common Stock of authorized but unissued common stock or from shares of Common Stock that we acquire, including shares of Common Stock purchased on the open market.

If awards granted under the Second Amended and Restated 2023 Equity Incentive Plan expire, terminate, or are surrendered, cancelled, forfeited, or exchanged without having been exercised, vested or paid in shares of Common Stock , subject to such awards will again be available for purposes of the Second Amended and Restated 2023 Equity Incentive Plan. Shares of Common Stock surrendered in payment of an option’s exercise price, including options granted under the Prior Plan, are not available for re-issuance under the Second Amended and Restated 2023 Equity Incentive Plan. Furthermore, shares of Common Stock withheld or surrendered for payment of taxes with respect to awards, including such awards granted under the Prior Plan, are not available for reissuance. If SARs are granted, the full number of shares of Common Stock subject to the SARs are considered issued under the Second Amended and Restated 2023 Equity Incentive Plan, without regard to the number of shares of Common Stock issued upon exercise of the SARs. If grants of awards are settled in cash rather than shares of Common Stock , any shares of Common Stock that were previously subject to such awards will again be available for issuance or transfer under the Second Amended and Restated 2023 Equity Incentive Plan. If we repurchase the shares of Common Stock on the open market with proceeds from an option’s exercise price (including options granted under the Prior Plan), then such shares of Common Stock cannot be made available for issuance under the Second Amended and Restated 2023 Equity Incentive Plan.

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The number of shares of Common Stock available under the Second Amended and Restated 2023 Equity Incentive Plan will not be reduced by the shares of Common Stock that are issued or transferred under awards made pursuant to an assumption, substitution, or exchange for previously granted awards of a company that we acquired in a transaction. Additionally, subject to applicable stock exchange listing and Code requirements, shares of Common Stock available under an acquired company’s stockholder approved plan, as adjusted, may be used by the Company for grants of awards under the Second Amended and Restated 2023 Equity Incentive Plan, and they will not reduce the Second Amended and Restated 2023 Equity Incentive Plan’s Share reserve.

The closing price of a share of Common Stock as reported on Nasdaq on November 7, 2024 was $6.38 per common share.

Non-Employee Director Limit

Subject to adjustment, as described below, the maximum aggregate grant date value of shares of Common Stock (as determined for financial reporting purposes) granted to any non-employee director in a calendar year, taken together with any cash fees earned by such non-employee director for services rendered as a non-employee director during the calendar year, cannot exceed $500,000 in total value. This calculation excludes the value of any dividend equivalents paid pursuant to grants of awards from any previous year.

Adjustments

If there is any change in the number or kind of shares of Common Stock outstanding because of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares; (ii) a merger, reorganization, or consolidation; (iii) a reclassification or change in par value of shares of Common Stock; or (iv) any other extraordinary or unusual event affecting the outstanding common stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced because of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the Compensation Committee will equitably adjust the following:

●	the maximum number and kind of shares of Common Stock available for issuance under the Second Amended and Restated 2023 Equity Incentive Plan,

●	the maximum grant date value of awards that a non-employee director may receive in a year (calculated as described above),

●	the number and kind of shares of Common Stock issued and to be issued under the Second Amended and Restated 2023 Equity Incentive Plan,

●	the price per Share or applicable market value of awards will be equitably adjusted by the Compensation Committee, and

●	exercise price of options, base amount of SARs, performance goals or other terms and conditions that the Compensation Committee deems appropriate and subject to the Second Amended and Restated 2023 Equity Incentive Plan’s repricing restrictions.

The Compensation Committee will make adjustments to reflect changes in the number, kind, or value or shares of Common Stock issued to prevent, to the extent possible, the enlargement or dilution of rights and benefits under the Second Amended and Restated 2023 Equity Incentive Plan and for any outstanding awards, in each case subject to and consistent with applicable law. The Compensation Committee will eliminate any fractional shares of Common Stock resulting from adjustment.

The Compensation Committee may also make adjustments to the terms and conditions of outstanding awards in recognition of unusual or nonrecurring events, including acquisitions and dispositions of business assets, which affect the Company, its subsidiaries or business units, or any financial statements of the Company or its subsidiaries, or in response to changes in applicable laws, regulations, or accounting principles. In the event of certain transactions that represent a change in control (as described below), the change in control provisions of the Second Amended and Restated 2023 Equity Incentive Plan apply.

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Lastly, the Compensation Committee has sole discretion and authority to determine the adjustments to be made, and adjustments by the Compensation Committee are final, binding, and conclusive.

Eligibility

All employees and non-employee directors, and certain key advisors (including consultants and advisors of the Company) that provide services to us and our subsidiaries are eligible to participate in the Second Amended and Restated 2023 Equity Incentive Plan. The Compensation Committee will select which eligible services providers will receive grants of awards under the Second Amended and Restated 2023 Equity Incentive Plan. As of November 7, 2024, approximately 127 employees, 8 non-employee directors and various consultants and advisors would have been eligible to participate in the Second Amended and Restated 2023 Equity Incentive Plan if the Second Amended and Restated 2023 Equity Incentive Plan were in effect on such date.

Vesting and Minimum Vesting Requirements

The Compensation Committee determines the vesting and exercisability terms of awards granted under the Second Amended and Restated 2023 Equity Incentive Plan and such awards will have regular vesting schedules that provide that no portion of an award will vest earlier than one year from the draft of grant. However, (i) awards granted to non-employee directors will be deemed to satisfy this minimum vesting requirement if granted on the date of our Special Meeting of stockholders and vest on the date of our Special Meeting of stockholders immediately following the date of grant (but in any event, not less than 50 weeks), and (ii) up to 5% of the shares of Common Stock reserved for issuance under the Second Amended and Restated 2023 Equity Incentive Plan as of the Effective Date (subject to adjustment described above) may be granted without regard to this minimum vesting requirement. The Compensation Committee may accelerate vesting of any award in its discretion.

Options

Under our Second Amended and Restated 2023 Equity Incentive Plan, the Compensation Committee may grant incentive stock options and nonqualified stock options. Incentive stock options may be granted to employees of the Company or any parent or subsidiary of the Company, according to Section 424 of the Code. Nonqualified stock options may be granted to employees, non-employee directors, and key advisors. The exercise price of an option granted under the Second Amended and Restated 2023 Equity Incentive Plan will be determined by the Compensation Committee but cannot be less than the fair market value of a Share on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a Share on the date the option is granted.

The Compensation Committee will determine the term of an option, with a term limit of no more than 10 years from the date of grant. However, an incentive stock option that is granted to a 10% stockholder, cannot have a term that exceeds five years from the date of grant.

Subject to the minimum vesting requirements of the Second Amended and Restated 2023 Equity Incentive Plan, options will become exercisable according to the terms and conditions set by the Compensation Committee in the award agreement. The Compensation Committee may accelerate the exercisability of any outstanding options at any time and for any reason. The Compensation Committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment or service. Any options granted to non-exempt employees cannot be exercisable for at least six months after the grant date, except as determined by the Compensation Committee.

A participant can exercise an option that has become exercisable by delivering a notice of exercise to the Company. The exercise price for any option is generally payable in cash or check. In certain circumstances, as permitted by the Compensation Committee, the exercise price may be paid by the surrender of shares of Common Stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of Common Stock subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Compensation Committee approves.

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Stock Awards

The Compensation Committee may grant stock awards of our common stock to anyone eligible under the Second Amended and Restated 2023 Equity Incentive Plan. Stock awards may be subject to restrictions as the Compensation Committee determines. The restrictions, if any, may lapse over a specified period or based on the satisfaction of pre-established criteria, as determined by the Compensation Committee, including, but not limited to, restrictions based on the achievement of performance goals. The award agreement will set the period of time during which the stock awards will be subject to restrictions, during which time a participant cannot sell, assign, transfer, pledge, or otherwise dispose of the shares of a stock award, except as permitted by the Compensation Committee.

If a participant ceases to be employed by or provide services to the Company during any restricted period, or if other specified conditions are not met, any unvested portion of the stock award will be forfeited, unless the Compensation Committee determines otherwise.

Unless otherwise determined by the Compensation Committee, a participant will have the right to vote and the right to receive dividends or other distributions paid on the shares, subject to any restrictions, including the achievement of performance goals, that the Compensation Committee may determine. Dividends with respect to stock awards will only vest if and to the extent that the underlying stock award vests, as determined by the Compensation Committee.

Stock Units

The Compensation Committee may grant stock units to anyone eligible to participate in the Second Amended and Restated 2023 Equity Incentive Plan. Stock units represent hypothetical shares of Common Stock, and each represents a right that a participant has to receive a Share or amount of cash based on the common stock’s value, if and when specified conditions are met.

Stock units become payable if certain conditions or circumstances are met, including specified performance goals. The Compensation Committee may accelerate vesting or payment for any reason and at any time, provided that the acceleration complies with Section 409A of the Code. Payment for stock units can be made in common stock, cash, or any combination of the two as determined by the Compensation Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Compensation Committee determines otherwise.

Stock Appreciation Rights

The Compensation Committee may grant SARs to anyone eligible for the Second Amended and Restated 2023 Equity Incentive Plan separately or in tandem with any option. Tandem SARs for non-qualified stock options may be granted at the time an option is granted or while an option is outstanding. In the case of incentive stock options, SARs may only be granted at the time the incentive stock option is granted. The Compensation Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant, as well as the vesting and other restrictions applicable to the exercisability of a SAR.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of shares of Common Stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of shares of Common Stock. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us or during an applicable period following termination. If a SAR is granted to a non-exempt employee, it may not be exercisable for at least six months after the date of grant.

When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in shares of Common Stock, cash or both.

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The term of any SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Compensation Committee determines otherwise.

Other Stock-Based Awards

The Compensation Committee may grant other stock-based awards that are based on or measured by our common stock to anyone who is eligible to participate in the Second Amended and Restated 2023 Equity Incentive Plan, subject to terms and conditions set by the Compensation Committee. Other stock-based awards may be subject to the achievement of performance goals or criteria, and may be payable in cash, shares of Common Stock, or a combination of the two, as determined by the Compensation Committee.

Dividend Equivalents

The Compensation Committee may grant dividend equivalents in connection with stock units or other stock-based awards, either in the award agreement or at any point following the grant of the stock unit or other stock-based award. Dividends and dividend equivalents granted in connection with an award of stock units or other stock-based award will vest and be paid only if and to the extent that the underlying award of stock units or other stock-based award is vested and paid. Dividend equivalents may be payable in cash or shares of Common Stock and upon terms and conditions set by the Compensation Committee.

Dividends and dividend equivalents may not be granted in connections with options or SARs.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company, the Compensation Committee may not (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable; (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price that is lower than the exercise price or base price of the original option or SAR; or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Change in Control

If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding grants that are not exercised, unvested or paid at the time of the change in control will be assumed by or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by the surviving corporation (or a parent or subsidiary of the surviving corporation).

Unless the Compensation Committee or applicable award agreement provides otherwise, if a participant’s employment or service to the Company is terminated involuntarily upon or within 12 months following a change in control, the participant’s awards become fully vested as of the date of such termination. For awards that become vested based, in whole or in part, on performance, the applicable award agreement must specify how to calculate the portion of such grant that becomes vested.

If there is a change in control and all outstanding grants are not assumed by or replaced with grants that have comparable terms by the surviving company, then the Compensation Committee may (but is not required to) adjust the terms and conditions of outstanding awards, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

●	determine that outstanding options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards, and dividend equivalents immediately lapse;

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●	determine that participants will receive payment, in an amount and form determined by the Compensation Committee, in settlement of outstanding stock units, other stock-based awards, or dividend equivalents;

●	require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or shares of Common Stock, equal to the difference between the exercise price and the fair market value of the underlying shares; provided, however, if the per Share fair market value of our common stock does not exceed the per Share stock option exercise price or SAR base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or SAR; or

●	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Compensation Committee.

In general terms, a change in control under the Second Amended and Restated 2023 Equity Incentive Plan occurs if:

●	the consummation of a transaction where a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then-outstanding voting securities;

●	we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

●	we merge into another entity and the members of our Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets;

●	we consummate a complete liquidation or dissolution; or

●	a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Compensation Committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the participant in connection with a grant under the Second Amended and Restated 2023 Equity Incentive Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Valuation

The fair market value per Share on any relevant date under the Second Amended and Restated 2023 Equity Incentive Plan will be deemed to be equal to the closing sale price per Share during regular hours trading on the relevant date on Nasdaq (or any other national securities exchange on which our Common Stock is at the time primarily traded). If there is no closing selling price for Common Stock on the date in question, then the fair market value shall be the last reported sale price during regular trading hours on the last preceding date for which a sale was reported. On November 7, 2024, the fair market value per Share of our Common Stock was $6.38.

Withholding

All awards under the Second Amended and Restated 2023 Equity Incentive Plan are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant. We may also take any other actions that the Compensation Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any award made under the Second Amended and Restated 2023 Equity Incentive Plan.

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The Compensation Committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock be paid by having shares of Common Stock withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state and local tax liabilities, or as otherwise determined by the Compensation Committee. In addition, the Compensation Committee may, in its discretion, and subject to such rules as the Compensation Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Compensation Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. The Compensation Committee may provide in an award agreement that a participant may transfer non-qualified stock options and stock awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the Second Amended and Restated 2023 Equity Incentive Plan at any time, except that the Board must receive stockholder approval to do so if required to comply with the Code, applicable law, or applicable stock exchange requirements.

The Second Amended and Restated 2023 Equity Incentive Plan will terminate on the day immediately preceding the 10th anniversary of its Effective Date, unless terminated earlier by the Board or unless the Board, with stockholder approval, extends the term of the Second Amended and Restated 2023 Equity Incentive Plan.

If a termination or amendment occurs after an award is made, it will not materially impair the rights of a participant with respect to the award, unless the participant consents or the Compensation Committee acts in compliance with applicable law or other exceptions set forth in the Second Amended and Restated 2023 Equity Incentive Plan.

Establishment of Sub-Plans

Our Board may from time to time establish one or more sub-plans under the Second Amended and Restated 2023 Equity Incentive Plan to satisfy applicable blue sky, securities or tax laws of various jurisdiction. The Board will establish sub-plans by setting forth the Compensation Committee’s discretionary limits under the Second Amended and Restated 2023 Equity Incentive Plan and any additional terms and conditions not otherwise inconsistent with the Second Amended and Restated 2023 Equity Incentive Plan.

Clawback

All grants of awards under the Second Amended and Restated 2023 Equity Incentive Plan will be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that the Board or Compensation Committee may implement or approve at any time. We may offset any payments due under the Second Amended and Restated 2023 Equity Incentive Plan to a participant where repayment is required by an applicable clawback or recoupment policy, subject to applicable law.

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Subject to applicable law, the Compensation Committee may provide in any award agreement that if a participant breaches any restrictive covenant obligation or agreement between the participant and us, or otherwise engages in activities that constitute misconduct either while employed by, or providing services to, us or within a specified period thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or SAR and the vesting of any other award and delivery of shares of Common Stock upon such exercise or vesting, as applicable on such terms as the Compensation Committee will determine, including the right to require that in the event of any rescission:

●	the participant must return the shares of Common Stock received upon the exercise of any option or SAR or the vesting and payment of any other grants; or

●	if the participant no longer owns the shares of Common Stock , the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares of Common Stock (if the participant transferred the shares of Common Stock by gift or without consideration, then the fair market value of the shares of Common Stock on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Compensation Committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Certain Federal Income Tax Aspects

The following is a summary of certain federal income tax consequences of awards under the Second Amended and Restated 2023 Equity Incentive Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of Common Stock received upon the exercise of an option will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares of Common Stock are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares of Common Stock on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares of Common Stock are a capital asset of the optionee) depending upon the length of time such shares of Common Stock were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of Common Stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares of Common Stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock at the time the shares of Common Stock are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of Common Stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of Common Stock of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of Common Stock of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of Common Stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

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Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of Common Stock received upon exercise of a SAR will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares of Common Stock are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares of Common Stock on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares of Common Stock are a capital asset of the participant) depending upon the length of time such shares of Common Stock were held by the participant.

Other Stock-Based Awards

With respect to other stock-based awards granted under the Second Amended and Restated 2023 Equity Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the Second Amended and Restated 2023 Equity Incentive Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

Future benefits under the Second Amended and Restated 2023 Equity Incentive Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Because future grants of awards under the Second Amended and Restated 2023 Equity Incentive Plan, if approved, would be subject to the discretion of the Board or Compensation Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of the Second Amended and Restated 2023 Equity Incentive Plan.

Proposal 1 will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock present through virtual attendance or by proxy at the Special Meeting and entitled to vote on the proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal.

Required Vote

Proposal 1 will be approved on an advisory basis upon the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the approval of the Second Amended and Restated 2023 Equity Incentive Plan as set forth in this Proxy Statement for the Special Meeting

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PROPOSAL 2

APPROVAL OF POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

The Board believes that if there are insufficient votes to approve Proposal No. 1, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 1.

If we fail to receive a sufficient number of votes to approve Proposal No. 1, we may propose to adjourn the Special Meeting, for a period of not more than 60 days, for the purpose of soliciting additional proxies to approve Proposal No. 1. The Company currently does not intend to propose an adjournment at the Special Meeting if there are sufficient votes to approve Proposal No. 1.

Required Vote

Proposal 2 will be approved on an advisory basis upon the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Special Meeting and entitled to vote on such proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the approval to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1

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OTHER MATTERS

As of the date of this proxy statement, the Board is not aware of any matters to be presented for consideration at the Special Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this proxy statement should properly come before the Special Meeting; (ii) any proposals properly omitted from this proxy statement and the form of proxy, subject to applicable laws and our Certificate of Incorporation and Bylaws, should come before the Special Meeting; or (iii) any matters should arise incident to the conduct of the Special Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLD

Only one copy of our Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

We will deliver promptly upon written or oral request a separate copy of our Proxy Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Proxy Statement, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to the Company at c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103 or call the Company at 646-813-4701.

COST AND METHOD OF SOLICITATION

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Abeona in person or by telephone, email or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We make available free of charge through our website, www.abeonatherapeutics.com, our annual reports on Form 10-K and other reports that we file with the SEC as well as certain of our corporate governance policies, including the charters for the audit, compensation and nominating and corporate governance committees of the Board and our code of ethics, corporate governance guidelines and whistleblower policy. We will also provide to any person without charge, upon request, a copy of any of the foregoing materials. Any such request must be made in writing to us at: Abeona Therapeutics Inc. c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103 and is also available on our website at www.abeonatherapeutics.com under the heading “Investors & Media—SEC Filings.” The SEC’s website, www.sec.gov, contains reports, proxy statements, and other information that we file electronically with the SEC. The content on any website referred to in this proxy statement is not incorporated by reference in this proxy statement unless expressly noted.

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APPENDIX A

SECOND Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan

Section 1. Effectiveness and Purpose.

Effective as of the date this plan is approved by the Corporation’s stockholders, the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan (as may be amended from time to time, the “Plan”) is hereby established.

The Plan was initially approved by the Corporation’s stockholders on the Effective Date, and was first amended and restated to increase the number of shares of Common Stock reserved for issuance thereunder as approved by the Corporation’s stockholders on April 24, 2024. The Plan was further amended and restated in its present form on November 1, 2024, which is the date on which the amendment and restatement of the Plan in its present form was approved by the Board (the “Restatement Date”), subject to approval by the Corporation’s stockholders. The terms of the Plan as amended and restated herein shall apply to all Awards granted under the Plan prior to, on or following the Restatement Date. If this amendment and restatement of the Plan is not approved by the Company’s stockholders at the Corporation’s 2024 Special Meeting of Stockholders, then this amendment and restatement of the Plan will be null and void in its entirety and the Plan as approved by the Corporation’s stockholders on April 24, 2024 will remain in effect.

The purpose of the Plan is to provide employees of Abeona Therapeutics Inc., a Delaware corporation (together with its successors, the “Corporation”), and its Subsidiaries, certain consultants and advisors who perform services for the Corporation or its Subsidiaries, and non-employee members of the Board, with the opportunity to receive grants of equity awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards. Capitalized terms used in the Plan and not otherwise defined herein shall have the meaning assigned to them in Section 2.

The Corporation believes that the Plan will encourage the participants to contribute materially to the growth of the Corporation, thereby benefitting the Corporation’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is intended to replace the Prior Plan. No additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Section 2. Definitions.

The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Affiliate” means, when used with reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, or owns greater than 50% of the voting power in, the specified Person (the term “control” for this purpose means the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the managing member or the majority of the managers, as applicable, of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those Persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of 50% or more of the voting equity interests in the specified Person).

(b) “Award” means an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.

(d) “Board” means the Board of Directors of the Corporation.

(e) “CEO” means the Chief Executive Officer of the Corporation.

(f) “Change in Control” means a change in ownership or control of the Corporation effected through any of the following transactions:

(i) any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the voting power of the then-outstanding securities of the Corporation; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Corporation becomes a direct or indirect subsidiary of another Person and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than fifty percent (50%) of the voting power of the then-outstanding securities of such other Person;

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(ii) the consummation of (A) a merger or consolidation of the Corporation with another Person where, immediately after the merger or consolidation, the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than fifty percent (50%) of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Corporation;

(iii) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or

(iv) the consummation of a complete dissolution or liquidation of the Corporation.

The Committee may modify the definition of Change in Control for a particular Award as the Committee deems appropriate to comply with Section 409A of the Code. Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i)-(iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Corporation under Section 409A of the Code.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.

(i) “Common Stock” means common stock, par value $.01 per share, of the Corporation, and such other securities as may be substituted for Common Stock pursuant to Section 5(c) or Section 5(e).

(j) “Disability” or “Disabled” has the meaning set forth in an applicable Award Agreement or employment or services agreement with a Participant, and in the absence of the forgoing, means (i) the Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or (ii) if no long-term disability plan is applicable to the Participant, the Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of six months or more.

(k) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Common Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Corporation on its outstanding Common Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Common Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

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(l) “Effective Date” means May 17, 2023.

(m) “Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a Subsidiary and that entity ceases to be a Subsidiary, the Participant will be deemed to cease employment or service when the entity ceases to be a Subsidiary, unless the Participant transfers employment or service to an Employer. If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.

(n) “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(o) “Employer” means the Corporation and its Subsidiaries.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exercise Price” means the per share price at which shares of Common Stock may be purchased under an Option, as designated by the Committee.

(r) “Fair Market Value” means:

(i) If the Common Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Stock is not principally traded on any such exchange, the last reported sale price of a share of Common Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii) If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.

(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.

(t) “Involuntary Termination” has the following meaning with respect to each Award made under the Plan:

(i) Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination means such individual’s involuntary dismissal or discharge by the Employer for reasons other than Misconduct.

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(u) “Key Advisor” means a consultant or advisor of the Employer.

(v) “Misconduct” has the following meaning with respect to each Award made under the Plan:

(i) Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Misconduct definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Misconduct means the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation or any Affiliate, or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation or any Affiliate in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Employer to discharge or dismiss any Participant, employee or other person in the service of the Employer for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(w) “Non-Employee Director” means a member of the Board who is not an Employee.

(x) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.

(y) “Option” means an option to purchase shares of Common Stock, as described in Section 7.

(z) “Other Stock-Based Award” means any Award based on, measured by or payable in Common Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 11.

(aa) “Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

(bb) “Performance Goals” means the business criteria selected by the Corporation to measure the level of performance of the Corporation or an Affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: (i) cash flow; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) market share; (xviii) market capitalization; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) product sales or milestones; (xxii) budget comparisons; (xxiii) growth in stockholder value relative to the growth of a peer group or index; (xxiv) development and implementation of strategic plans and/or organizational restructuring goals; (xxv) development and implementation of risk and crisis management programs; (xxvi) improvement in workforce diversity; (xxvii) compliance requirements and compliance relief; (xxviii) productivity goals; (xxix) workforce management and succession planning goals; (xxx) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxi) measures of customer satisfaction, employee satisfaction or staff development; (xxxii) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; (xxxiii) merger and acquisitions; (xxxiv) strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics); and (xxxiv) other applicable criteria as determined by the Committee. Performance Goals applicable to an Award shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

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(cc) “Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

(dd) “Prior Plan” means the Abeona Therapeutics, Inc. 2015 Equity Incentive Plan, as amended through the Effective Date.

(ee) “SAR” means a stock appreciation right, as described in Section 10.

(ff) “Stock Award” means an award of Common Stock, as described in Section 8.

(gg) “Stock Unit” means an award of a contractual right to receive one or more shares of Common Stock, cash or combination thereof, as described in Section 9, and denominated in a number of shares of Common Stock specified in an Award Agreement.

(hh) “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3. Administration.

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Awards to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees of the Committee or as set forth in Section 3(b), as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee or the CEO.

(b) Delegation to CEO or CFO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO or CFO of the Corporation or a committee comprised of executives of the Corporation, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under Section 16 of the Exchange Act.

(c) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan; (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual; (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, which criteria may be based on the attainment of Performance Goals; (iv) determine the amounts payable based on attainment of Performance Goals, including discretion to make such adjustments (positive or negative) to the amounts payable as the Committee deems appropriate and in the best interests of the Corporation; (v) amend the terms of any previously issued Award, subject to the provisions of Section 18 below; (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan; and (vii) deal with any other matters arising under the Plan.

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(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s written interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. The Committee may rely on internal or external advisors in determining appropriate interpretations of the Plan or Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Corporation, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Indemnification. No member of the Committee or the Board, and no employee of the Corporation or any Affiliate shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving such person’s bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Corporation shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Corporation or a Subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 4. Awards.

(a) General. Awards under the Plan may consist of Options as described in Section 7, Stock Awards as described in Section 8, Stock Units as described in Section 9, SARs as described in Section 10, and Other Stock-Based Awards as described in Section 11. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, the Participant’s beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants.

(b) Minimum Vesting. Awards granted under the Plan shall include regular vesting schedules that provide that no portion of an Award shall vest earlier than one year from the date of grant. However, (i) for purposes of Awards granted to Non-Employee Directors, such Awards shall be deemed to satisfy this minimum vesting requirement if such Awards are granted on the date of the Corporation’s annual meeting of stockholders and vest on the date of the Corporation’s annual meeting of stockholders immediately following the date of grant (but not less than 50 weeks following the date of grant), and (ii) subject to adjustments made in accordance with Section 5(e) below, up to 5% of the shares of Common Stock authorized under the Plan as set forth in Section 5(a) as of the Effective Date may be granted without regard to this minimum vesting requirement.

(c) Dividends and Dividend Equivalents. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.

Section 5. Shares Subject to the Plan.

(a) Shares Authorized. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan shall not exceed 8,400,000 shares of Common Stock. In addition, subject to adjustment as described below in Sections 5(b) and 5(e) below, shares of Common Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date and shares of the Common Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled, or forfeited or exchanged for any reason without issuance of such shares shall be available for new Awards under this Plan. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 8,400,000 shares of Common Stock.

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(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Corporation on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan expire, terminate or are surrendered cancelled, forfeited, exchanged or without having been exercised, vested or paid in shares, the shares subject to such Awards shall again be available for purposes of the Plan. Shares of Common Stock surrendered in payment of the Exercise Price of an Option (or an option granted under the Prior Plan) shall not be available for re-issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (or awards granted under the Prior Plan) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Common Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Corporation on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.

(c) Substitute Awards. Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Corporation in a transaction (“Substitute Awards”) shall not reduce the number of shares of Common Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

(d) Individual Limits for Non-Employee Directors. Subject to adjustment as described below in Section 5(e), the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $500,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes and excluding the value of any Dividend Equivalents paid pursuant to any Award granted in a previous year.

(e) Adjustments. If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Corporation’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum amount of Awards which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Awards, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting the Corporation, any Subsidiary or any business unit, or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. In addition, in the event of a Change in Control, the provisions of Section 13 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Subject to Section 18(b), the adjustments of Awards under this Section 5(e) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

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Section 6. Eligibility for Participation.

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Corporation’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines.

Section 7. Options.

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Common Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Exercise Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Corporation or any of its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The Exercise Price of Common Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, or any parent or subsidiary corporation of the Corporation, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, or any parent or subsidiary corporation of the Corporation, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Corporation’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d) Exercisability of Options. Subject to Section 4(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement, including upon the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Awards to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment or Service. Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

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(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Corporation. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Corporation with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Corporation by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Corporation or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 8. Stock Awards.

The Committee may issue or transfer shares of Common Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Common Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 4(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Common Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Corporation. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below. Unless otherwise determined by the Committee, the Corporation will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Corporation, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Corporation will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

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(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right: (i) to vote shares of Stock Awards and (ii) subject to Section 4(b), to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 9. Stock Units.

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Common Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Common Stock or an amount of cash based on the value of a share of Common Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Corporation’s records for purposes of the Plan.

(b) Terms of Stock Units. Subject to Section 4(b), the Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with Section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 10. Stock Appreciation Rights.

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Common Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Corporation’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

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(c) Exercisability. Subject to Section 4(b), a SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement, including the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Awards to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 10(a).

(f) Form of Payment. The appreciation in a SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 11. Other Stock-Based Awards.

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9 and 10 of the Plan) that are based on or measured by Common Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 4(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 12. Dividend Equivalents.

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards in an applicable Award Agreement or at any point following the grant of such Award. Subject to Section 4(c), Dividend Equivalents may be accrued as contingent cash obligations and may be payable in cash or shares of Common Stock, and upon such terms and conditions as the Committee shall determine. For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

Section 13. Consequences of a Change in Control.

(a) Assumption of Outstanding Awards. Upon a Change in Control where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants (which may be in respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change in Control, references to the “Corporation” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law. For purposes of the foregoing, an Award under the Plan shall not be treated as continued, assumed, or replaced on comparable terms unless it is continued, assumed, or replaced with substantially equivalent terms, including, without limitation, the same vesting terms.

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(b) Vesting Upon Certain Terminations of Employment. Unless the Committee determines otherwise or the applicable Award Agreement provides otherwise, if a Participant’s employment or services terminate by reason of an Involuntary Termination upon or within 12 months following a Change in Control, the Participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, the applicable Award Agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 13(b) shall be calculated.

(c) Other Alternatives. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Awards, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Corporation shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

Section 14. Deferrals.

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards, or the Employer may take such other action as the Committee may deem advisable to enable the Employer to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(b) Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Common Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

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Section 16. Transferability of Awards.

(a) Nontransferability of Awards. Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Corporation of the successor’s right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options and Stock Awards. Notwithstanding the foregoing, the Committee may provide, in an Award Agreement or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.

Section 17. Requirements for Issuance or Transfer of Shares

No Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on the Participant’s subsequent disposition of the shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18. Amendment and Termination of the Plan.

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Corporation may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d) Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant with respect to such Award unless the Participant consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 19(f) below or may be amended by agreement of the Corporation and the Participant consistent with the Plan.

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Section 19. Miscellaneous.

(a) Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Corporation to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

(c) Funding of the Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.

(d) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.

(i) The Plan, the exercise of Options and SARs and the obligations of the Corporation to issue or transfer shares of Common Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Corporation that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii) The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.

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(iii) Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination and identification of “Key Employees”, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

(iv) Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Corporation or any Subsidiary or Affiliate of the Corporation have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Corporation intends to administer the Plan to prevent taxation under Section 409A of the Code, the Corporation does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

(g) Awards in Foreign Countries; Establishment of Subplans. The Committee has the authority to award Awards to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected. Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act.

(h) Company Policies and Clawback Rights.

(i) All Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Effective Date. The Corporation may offset any payments due under this Plan or in connection with an Award to a Participant by any required repayments that such Participant under any applicable clawback or recoupment policy; provided than any application of a clawback policy or offset in respect thereof will be applied consistent with Section 409A (as defined below).

(ii) Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant obligation or agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Misconduct either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Corporation may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (A) the Participant shall return to the Corporation the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (B) if the Participant no longer owns the shares, the Participant shall pay to the Corporation the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting Misconduct), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer.

(i) Governing Law; Jurisdiction. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Awards made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.

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To transact such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF ABEONA THERAPEUTICS INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO BEING VOTED AT THE SPECIAL MEETING OF STOCKHOLDERS BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE SPECIAL MEETING.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SPECIAL MEETING OF STOCKHOLDERS OF

ABEONA THERAPEUTICS INC.

Friday, December 20, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 20, 2024
The Notice of Special Meeting and proxy statement are available at www.proxyvote.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Please detach along perforated line and mail in the envelope provided)

V59449-S01678

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Special Meeting of Stockholders and proxy statement dated November 12, 2024, and revoking any proxy heretofore given, hereby appoints Vishwas Seshadri, Chief Executive Officer, and Joseph Vazzano, Chief Financial Officer for the Corporation or either of them, proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of Abeona Therapeutics Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on Friday, December 20, 2024, or any postponement or adjournment thereof via live audio webcast over the Internet at www.virtualshareholdermeeting.com/ABEO2024SM.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Special Meeting of Stockholders, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

In their discretion, the named proxies are authorized to vote on any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof as set forth in the proxy statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.